SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  July 29, 2003




                  INTEGRATED DEFENSE TECHNOLOGIES, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


      Delaware                  001-31235                   13-4027646
 ------------------           ------------             -------------------
 (State or other              (Commission               (I.R.S. Employer
   jurisdiction               File Number)             Identification No.)
  of incorporation)


             110 Wynn Drive
           Huntsville, Alabama                               35805
 ----------------------------------------                  ----------
 (Address of Principal Executive Offices)                  (Zip Code)


   Registrant's telephone number, including area code      (256) 895-2000



                              No Change
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)



Item 7. Financial Statements and Exhibits


        (c) Exhibits


	    99.1  Press release dated July 29, 2003



Item 12. Results of Operations and Financial Condition


   	On July 29, 2003, Integrated Defense Technologies, Inc. announced its financial results for the quarter ended June 27, 2003. The press release is attached as Exhibit 99.1.

	This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act.



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date:  July 29, 2003     		By:/s/ John W. Wilhoite
					-------------------------------
                         		Name:  John W. Wilhoite
                         		Title: Vice President of Finance and
					       Chief Financial Officer